SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MARCH 6, 2002
                                -----------------
                Date of report (Date of earliest event reported)

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   CONNECTICUT
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

         811-0969                                      06-0759497
         -------                                      -----------
 (Commission File Number)                     (IRS Employer Identification No.)

                    1000 BRIDGEPORT AVENUE, SHELTON, CT 06484
                    ----------------------------------- -----
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 944-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



INFORMATION INCLUDED IN THIS REPORT

ITEMS 1 THROUGH 3, 4, 6, 8 AND 9 NOT APPLICABLE.


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ITEM 5.  OTHER EVENTS.

         On February 1, 2002, The First Connecticut Capital Corporation (the "Company") entered into an employment agreement with Lawrence R. Yurdin. Under the terms of the agreement Mr. Yurdin will continue to serve as the Company's President and Chief Executive Officer.

         A copy of Mr. Yurdin's employment agreement, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         EXHIBIT NO.      DESCRIPTION

            99.1 Employment Agreement between Lawrence R. Yurdin and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  MARCH 6, 2002                The First Connecticut Capital Corporation
        -------------


                                              /S/ LAWRENCE R. YURDIN
                                              ----------------------
                                              By:  Lawrence R. Yurdin
                                              Its: President


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